SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): July 21, 2004

ARIBA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26299	77-0439730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

807 11th Ave.

Sunnyvale, CA 94089

(650) 390-1000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 21, 2004, Ariba, Inc. issued a press release announcing its earnings results for the third quarter of its fiscal year 2004. A copy of the press release is attached hereto as Exhibit 99.1.

This information set forth under Item 12, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIBA, INC.

DATE: July 21, 2004	By:	/s/ JAMES W. FRANKOLA
James W. Frankola Executive Vice President and Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release, dated July 21, 2004, announcing Ariba, Inc.’s earnings results for the third quarter of its fiscal year 2004.

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